SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             JANUARY 1, 1998
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                       WINCO PETROLEUM CORPORATION
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-9295                  84-0794604
----------------------------  -------------        ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
     of Incorporation         File Number)         Identification Number)


                              3118 CUMMINGS
                       GARDEN CITY, KANSAS  67846
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (316) 275-2963
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          Effective January 1, 1998, pursuant to a letter of understanding dated January 2, 1998, Winco Petroleum Corp ("Winco") sold all of its remaining oil and gas producing leases in the state of Wyoming, with the exception of its leasehold interest in the Madsen 12-9. The sale was to Sunshine Valley Petroleum Corp., an unaffiliated entity who operates a number of wells in the Wyoming area. The sale included all of Winco's interest, leasehold and equipment in the Gregg Federal #1, Patrick Walsh #1, Pearl Unit #1-A,
          Ireton #1-15 and Bittern Federal #1. The Madsen property was not included as management believes this property is operated efficiently by another Wyoming operator who has a minor interest in the lease.

          This sale resulted in net proceeds to Winco of $211,978. After deduction of all costs and credits contained in this full cost pool under Winco's over-all or single cost center, which costs totaled $73,516, the sale resulted in a net gain of $138,462. This gain was recorded along with adjustments to well equipment inventories for a net credit of $106,245 on Winco's financial statements. The sale was negotiated at terms which Winco believed represented the present value of anticipated future net cash flows at a reasonable rate of return.

          Sale and transfer of these Wyoming properties reduced Winco's total revenues from the sale of oil and gas. It is the intent of Winco management to purchase additional oil and gas properties in the mid-continent area, most likely Kansas, where Winco's operations are concentrated. It is management's opinion that better production results will be be obtained from properties that are more readily supervised and operated by Winco.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a)  Financial Statements of Business Acquired.  None

          (b)  Pro Forma Financial Information.

                       WINCO PETROLEUM CORPORATION
                    PROFORMA CONDENSED BALANCE SHEETS
                  With January 1998 Sale of Properties
                         As Of December 31, 1997

                                           Reported      Pro Forma Adj   Pro Forma
ASSETS
------
CURRENT ASSETS:
  Cash and cash equivalents               $   143,999    $   211,978    $   355,977
  Notes and accounts receivable               100,872                       100,872
                                          -----------    -----------    -----------

     TOTAL CURRENT ASSETS                     244,871        211,978        456,849

INVESTMENTS IN OIL AND GAS PROPERTIES
  At Cost, Net (Using the full cost
  method of accounting)                       303,031        (73,516)       229,515

FURNITURE, FIXTURES AND VEHICLES, At              361                           361
  Cost, Net of Allowances for Depreciation

OTHER ASSETS
  Well equipment inventory                     32,217        (32,217)             0
  Other assets                                  1,000                         1,000
                                          -----------    -----------    -----------

     TOTAL ASSETS                         $   581,480    $   106,245    $   687,725
                                          ===========    ===========    ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable to directors           $       150    $              $       150
  Accounts payable and accrued expenses        46,476                        46,476
                                          -----------    -----------    -----------

     TOTAL CURRENT LIABILITIES                 46,626              0         46,626
                                          -----------    -----------    -----------

STOCKHOLDERS' EQUITY
 Common stock, no par value;
    50,000,000 share autorized
    40,852,606 shares issued and outsanding   307,000                       307,000
  Additional paid in capital                1,281,520                     1,281,520
  Accumulated deficit                      (1,053,666)       106,245       (947,421)
                                          -----------    -----------    -----------

     TOTAL STOCKHOLDERS' EQUITY               534,854        106,245        641,099
                                          -----------    -----------    -----------


     TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY               $   581,480    $   106,245    $   687,725
                                          ===========    ===========    ===========

                       WINCO PETROLEUM CORPORATION
               PROFORMA CONDENSED STATEMENTS OF OPERATIONS
                  With January 1998 Sale of Properties
                  Three Months Ended December 31, 1997

                                           Reported      Pro Forma Adj   Pro Forma

REVENUES:
  Oil and gas sales                       $    32,188    $   (14,109)   $    18,079
  Interest income                               1,366                         1,366
  Gain on sale of assets
  Other
                                          -----------    -----------    -----------

                                               33,554        (14,109)        19,445
                                          -----------    -----------    -----------

EXPENSES:
  lease operating expenses                     21,991         (8,150)        13,841
  General and administrative                    7,000                         7,000
  Depreciation, depletion and amortization      5,220                         5,220
                                          -----------    -----------    -----------

                                               34,211         (8,150)        26,061
                                          -----------    -----------    -----------

Income (Loss) before income tax                  (657)        (5,959)        (6,616)

Income tax expense (benefit)
                                          -----------    -----------    -----------

     NET INCOME (LOSS)                    $      (657)   $    (5,959)   $    (6,616)
                                          ===========    ===========    ===========

NET INCOME (LOSS) PER COMMON
  SHARE -Primary and fully diluted        $         0    $         0    $         0
                                          ===========    ===========    ===========

WEIGHTED AVERAGE SHARES OUTSANDING         40,852,576     40,852,576     40,852,576
                                          ===========    ===========    ===========

                       WINCO PETROLEUM CORPORATION
               PROFORMA CONDENSED STATEMENTS OF OPERATIONS
                  With January 1998 Sale of Properties
                  Fiscal Year Ended September 30, 1997

                                           Reported      Pro Forma Adj   Pro Forma

REVENUES:
  Oil and gas sales                       $   227,300    $   (59,355)   $   167,945
  Interest income                               3,251                         3,251
  Gain on sale of assets                       43,811                        43,811
  Other                                        11,345                        11,345
                                          -----------    -----------    -----------

                                              285,707        (59,355)       226,352
                                          -----------    -----------    -----------

EXPENSES:
  lease operating expenses                    108,230        (30,939)        77,291
  General and administrative                   86,741                        86,741
  Depreciation, depletion and amortization     28,134         (7,133)        21,001
                                          -----------    -----------    -----------

                                              223,105        (38,072)       185,033
                                          -----------    -----------    -----------

Income (Loss) before income tax                62,602        (21,283)        41,319

Income tax expense (benefit)
                                          -----------    -----------    -----------

     NET INCOME (LOSS)                    $    62,602    $   (21,283)   $    41,319
                                          ===========    ===========    ===========

NET INCOME (LOSS) PER COMMON
  SHARE -Primary and fully diluted        $         0    $         0    $         0
                                          ===========    ===========    ===========

WEIGHTED AVERAGE SHARES OUTSANDING         40,852,576     40,852,576     40,852,576
                                          ===========    ===========    ===========

          (c)  Exhibits:

               10.2 Letter of Understanding

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WINCO PETROLEUM CORPORATION


Dated: January 23, 2001            By: /s/ Daniel L. Dalke
                                      --------------------------
                                           Daniel L. Dalke
                                           Chief Financial Officer





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